Exhibit 32.2


                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


     In connection with the Report of High Plains Gas, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Hettinger, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                              Date: May 16, 2011

                              By:     \s\ Joseph Hettinger
                                      --------------------
                              Joseph Hettinger
                              Chief Financial Officer



























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